EXHIBIT 10.1

INTRALASE CORP.

AMENDED AND RESTATED STOCK OPTION PLAN

This AMENDED AND RESTATED STOCK OPTION PLAN (the “Plan”) is hereby established by INTRALASE CORP., a Delaware corporation (the “Company”), and originally adopted by its Stockholders as of the 11th day of December, 1997, as amended effective April 27, 2000 and as further amended on December 13, 2001 (the “Effective Date”).

1. Purpose of the Plan. The purposes of this Amended and Restated Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company’s business.

Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change in Control” shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, or, if no Committee is appointed, then the Board.

(e) “Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company.

(f) “Company” shall mean IntraLase Corp., a Delaware corporation.

(g) “Consultant” shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any member of the Board of the Company whether compensated for such services or not; provided, that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include members of the Board who are not compensated for their services or are paid only a director’s fee by the Company.

(h) “Continuous Status” shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board; provided, that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(i) “Disinterested Person” shall mean a member of the Board (i) who is not, during the one year prior to service as an administrator of the Plan pursuant to Section 4(a), or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as permitted by Rule 16b-3(b)(3)(i)(A)-(D) under the Exchange Act or (ii) who is otherwise considered to be a “disinterested person” in accordance with Rule 16b-3(b)(3)(ii), or any other applicable rules, regulations or interpretation of the Securities Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 under the Exchange Act.

(j) “Employee” shall mean any person, including officers and members of the Board, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Exercise Price” means the purchase price per Share payable upon exercise of an Option.

(m) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n) “Involuntary Termination” shall mean the termination of Optionee’s Continuous Status by reason of:

(i) Optionee’s involuntary dismissal or discharge by the Company, or by the acquiring or successor entity (or parent or any subsidiary thereof employing the Optionee) for reasons other than Misconduct (as defined below), or

(ii) (A) a reduction in the amount of Optionee’s base compensation pay in effect at the time of a Change in Control; (B) the taking of any action by the Company that would substantially diminish the aggregate value of the benefits provided the Optionee under the Optionee’s medical, health, accident, disability or life insurance, thrift and retirement plans in which he was participating at the time of a Change in Control, other than any such reduction which is (x) required by law, (y) implemented in connection with a general concessionary arrangement affecting all employees or affecting the group of employees of which the Optionee is a member, or (z) generally applicable to all beneficiaries of such plans; (iii) a reduction in duties and responsibilities which results in the Optionee no longer having duties customary for the position held with the Company at the time of a Change in Control; (iv) a relocation by the Company of the Optionee’s place of employment, without the Optionee’s consent, to a location more than fifty (50) miles from the Optionee’s existing place of employment; or (v) a material breach by the Company of any provision of the Optionee’s Stock Option Agreement or Stock Purchase Agreement.

(iii) “Misconduct” shall mean with respect to a Optionee’s Continuous Status, the termination by the Company of such Continuous Status for any of the following reasons: (w) the continued, unreasonable refusal or omission by the Optionee to perform any material duties required of him by the Company if such duties are consistent with duties customary for the position held with the Company; (x) any material act or omission by the Optionee involving malfeasance or gross negligence in the performance of the Optionee’s duties to, or material deviation from any of the policies or directives of, the Company; (y) conduct on the part of the Optionee which constitutes the breach of any statutory or common law duty of loyalty to the Company; or (z) any illegal act by the Optionee which materially and adversely affects the business of the Company or any felony committed by the Optionee, as evidenced by conviction thereof, provided that the Company may suspend Optionee with pay while any allegation of such illegal or felonious act is investigated.

(o) “Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(p) “Option” shall mean a stock option granted pursuant to the Plan.

(q) “Optioned Stock” shall mean the Common Stock subject to an Option.

(r) “Optionee” shall mean an Employee or Consultant who receives an Option.

(s) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t) “Plan” shall mean this Amended and Restated Stock Option Plan, as amended, restated or otherwise modified from time to time.

(u) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(v) “Stock Option Agreement” shall mean Stock Option Agreement as defined in Section 16 of the Plan.

(w) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,814,500 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board.

(i) The Board may appoint a Committee consisting of not less than two members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

(ii) Notwithstanding the foregoing subparagraph (i), if and in any event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, any grants of Options to officers or members of the Board shall only be made by the Board, if each member of the Board is a Disinterested Person; provided, however, if each member of the Board is not a Disinterested Person, then grants of Options to officers or members of the Board shall only be made by a Committee of two or more members of the Board, each of whom is a Disinterested Person.

(iii) Subject to the foregoing subparagraphs (i) and (ii), from time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. Eligibility.

(a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

(b) In the event that stock options designated as Incentive Stock Options have been granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year any options in excess of that amount shall be treated for all purposes as Nonstatutory Stock Options.

(c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an “Incentive Stock Option Agreement” which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to any Option evidenced by a “Nonstatutory Stock Option Agreement” which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

(d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of 10 years unless sooner terminated under Section 13 of the Plan. Termination of the Plan shall not affect the obligations of the Company or the rights of Optionees pursuant to Options outstanding on the date of termination.

7. Term of Option. The term of each Incentive Stock Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Nonstatutory Stock Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement.

8. Exercise Price and Consideration.

(a) The Exercise Price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Committee, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee or Consultant who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Exercise Price shall be no less than 110% of the fair market value per Share on the date of grant.

(B) granted to an Employee or Consultant, the Exercise Price shall be no less than 100% of the fair market value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option

(A) granted to an Employee or Consultant who, at the time of the grant of such Option, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Exercise Price shall be no less than 110% of the fair market value per Share on the date of the grant.

(B) granted to an Employee or Consultant, the Exercise Price shall be no less than 85% of the fair market value per Share on the date of grant.

(b) The fair market value shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or other Shares of Common Stock which (i) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

9. Exercise of Option.

(a) Procedure for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

(i) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement.

(ii) Exercisability. The Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. An Option shall become exercisable at the rate of at least 20 percent per year over five years from the date the Option is granted. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committees at its sole discretion.

(iii) No Fractional Shares. An Option may not be exercised for a fraction of a Share.

(iv) Exercise. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of consideration and method of payment allowable under Section 8(c) of the Plan.

(v) No Rights as a Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

(b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee’s Continuous Status (as the case may be), such Optionee may, but at any time within three months after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, at any time within 12 months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee:

(i) during the term of the Option who is, at the time of his death, an Employee or Consultant of the Company and who shall have been in Continuous Status since the date of grant of the Option, the Option may be exercised, at any time within twelve months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance; or

(ii) if the Optionee dies within 30 days after the termination of Continuous Status, the Option may be exercised, at any time within twelve months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Stock Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization or Merger.

(a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar transaction. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Change in Control. In order to preserve a Optionee’s rights in the event of a Change in Control of the Company:

(i) Vesting of all outstanding Options shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options are to be assumed by the acquiring or successor entity (or parent thereof) or new options or New Incentives (as defined below) are to be issued in exchange therefor, as provided in subsection (ii) below. If Options accelerate pursuant to the provisions of this subsection (i), then the Committee shall cause written notice of the proposed Change in Control transaction to be given to Optionees not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

(ii) In the event of a Change of Control of the Company, the time period relating to the exercise or realization of (i) fifty percent (50%) of the then-unvested Options held by any officer or member of the Board or as otherwise determined by the Committee and (ii) twenty-five percent (25%) of the then-unvested Options held by all other Optionees, unless otherwise specifically provided in an Optionee’s Stock Option Agreement, shall become exercisable and the remaining unvested Options shall continue to vest thereafter in installments on each vesting date as provided in a Participant’s Option Agreement, each such installment to be reduced by a pro-rata portion of the Options which have become exercisable pursuant to clause (i) or (ii) above, as applicable, if and to the extent that: (i) the Options (including the unvested portion thereof) are to be assumed by the acquiring or successor entity (or parent thereof) or new options of comparable value are to be issued in exchange therefor pursuant to the terms of the Change in Control transaction, or (ii) the Options (including the unvested portion thereof) are to be replaced by the acquiring or successor entity (or parent thereof) with other incentives of comparable value under a new incentive program (“New Incentives”) containing such terms and provisions as the Committee in its discretion may consider equitable. If outstanding Options are assumed, or if new options of comparable value are issued in exchange therefor, then each such Option or new option shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and appropriate adjustment also shall be made to the Exercise Price such that the aggregate Exercise Price of each such Option or new option shall remain the same as nearly as practicable.

(iii) The Committee in its discretion may provide, and for officers and members of the Board shall provide, in a Stock Option Agreement that if such Option is assumed by an acquiring or successor entity (or parent thereof) or a new option of comparable value or New Incentive is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then vesting of the remaining unvested Option, the new option or the New Incentive shall accelerate in full for officers and members of the Board and for all others by an additional amount to be determined by the Committee if and at such time as the Optionee’s Continuous Status is subjected to an Involuntary Termination within twelve (12) months following the date of the consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Stock Option Agreement.

(iv) If outstanding Options will accelerate pursuant to subsection (b)(i) above, the Committee in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control minus (y) the Exercise Price of the Option.

(v) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) or new options of comparable value or New Incentives are issued in exchange therefor pursuant to the terms of the Change in Control transaction.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13. Amendment, Suspension and Termination of the Plan.

(a) Amendment and Termination. The Board may amend, suspend or terminate the Plan at any time in such respects as the Board may deem advisable; provided, that the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 17 of the Plan:

(i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

(ii) any change in the designation of the class of persons eligible to be granted options; or

(iii) if the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

(b) Stockholder Approval. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 17 of the Plan.

(c) Effect of Amendment, Suspension or Termination. Any such amendment, suspension or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. Stock Option Agreement. All Options shall be evidenced by written Stock Option Agreements in such form as the Committee shall approve. The provisions of the various Stock Option Agreements need not be identified.

17. Stockholder Approval.

(a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Any Option exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within 12 months after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

(b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than as described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or member of the Board after such registration, do the following:

(i) furnish in writing to the stockholders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

(ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, financial statements at least annually and copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.